


                                                                   EXHIBIT 10.8






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                            JOINT VENTURE AGREEMENT

                         DATED AS OF SEPTEMBER 5, 1997

                                     AMONG

                               ROCK-TENN COMPANY,

                          ROCK-TENN PARTITION COMPANY,

                            SONOCO PRODUCTS COMPANY

                                      AND

                            SONOCO PARTITIONS, INC.



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                               TABLE OF CONTENTS


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ARTICLE 1.


DEFINITIONS AND CONSTRUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.1      Certain Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.2      Additional Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 1.3      Interpretation and Construction of this Agreement . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE 2.

JOINT VENTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.1      Organization of Joint Venture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.2      Name and Place of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.3      Percentage Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.4      Purpose of the Joint Venture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.5      Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 3.

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.1      Managing Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.2      Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE 4.

ACTIVITIES BY THE PARTIES AND THE JOINT VENTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.1      In General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.2      Non-Competition Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.3      Non-Competition Exceptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE 5.

TO JOINT VENTURE; ASSUMED LIABILITIES; PRORATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.1      Contemporaneous Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 5.2      Additional Capital Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 5.3      Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 5.4      Repurchase of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 5.5      Accounts Receivable True Up . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 5.6      Inventory True Up . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 5.7      Accounts Receivable and Inventory Indemnity . . . . . . . . . . . . . . . . . . . . . . . .  18

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         Section 5.8      Allocation and Proration of Certain Items . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE 6.

REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.1      Representations and Warranties of Rock-Tenn and Rock-Tenn Partition . . . . . . . . . . . .  20
         Section 6.2      Representations and Warranties of Sonoco and Sonoco Partitions  . . . . . . . . . . . . . .  21

ARTICLE 7.

COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 7.1      Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 7.2      Claims on Behalf of the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 7.3      Covenants Regarding Ownership of Subs.  . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 7.4      Parent Guarantees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 7.5      Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 7.6      Transfer of Venture Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 7.7      Effect of Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE 8.

BUY-OUT RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 8.1      Buy-Out Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 8.2      Buy-Out Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 8.3      Buy-Out Upon Default, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 8.4      Buy/Sell Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 8.5      Waiver of Buy-Out Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 8.6      Determination of Appraised Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 8.7      Parties. .    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

ARTICLE 9.

DISPUTE RESOLUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 9.1      Dispute Resolution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 9.2      Equitable Relief  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
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ARTICLE 10.

POST-TERMINATION PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 10.1     Consequences of Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

ARTICLE 11.

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 11.1     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 11.2     Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 11.3     Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 11.4     Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 11.5     Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 11.6     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 11.7     Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 11.8     No Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 11.9     Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 11.10    No Third-Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 11.11    Publicity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 11.12    Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 11.13    Disclaimer of Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 11.14    Fiduciary Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39





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                                    EXHIBITS

Exhibit A   --   Opinion of Counsel to Rock-Tenn and Rock-Tenn Partition

Exhibit B   --   Opinion of Counsel to Sonoco and Sonoco Partitions, Inc.

                                   SCHEDULES


Schedule A   --      Initial Business Plan

                            JOINT VENTURE AGREEMENT


        THIS JOINT VENTURE AGREEMENT (this " Agreement"), dated as of
September 5, 1997, by and among ROCK-TENN COMPANY, a Georgia corporation ("Rock-Tenn"), ROCK-TENN PARTITION COMPANY, a Georgia corporation ("Rock-Tenn Partition"), SONOCO PRODUCTS COMPANY, a South Carolina corporation ("Sonoco"), and SONOCO PARTITIONS, INC., a South Carolina corporation ("Sonoco Partitions");

                              W I T N E S S E T H:

         WHEREAS, each of Rock-Tenn and Sonoco is engaged in the solid fiber partition business; and

         WHEREAS, Rock-Tenn and Sonoco have agreed to form a Joint Venture (as defined herein) to engage in the solid fiber partition business on a worldwide basis; and

         WHEREAS, the Joint Venture will be organized as a Delaware limited liability company (the " Company"); and

         WHEREAS, Rock-Tenn and Sonoco have agreed to contribute certain assets which form a part of their respective solid fiber partition businesses to the Company and to license certain other assets which form part of their respective solid fiber businesses to the Company and intend that, except as expressly provided herein, they will engage in the solid fiber partition business exclusively through the Company; and

         WHEREAS, Rock-Tenn Partition and Sonoco Partitions have been formed by Rock-Tenn and Sonoco, respectively, to hold their ownership interests in the Joint Venture;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the other Operative Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:


                                  ARTICLE 1.

                          DEFINITIONS AND CONSTRUCTION

         Section 1.1 Certain Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Operating Agreement. As used in this Agreement, the following terms shall have the meanings specified below:

         "Accounts Receivable" shall mean (i) in respect of Rock-Tenn, the accounts receivable of Rock-Tenn described in the Contribution Agreement dated the date hereof among Rock-Tenn,

Rock-Tenn Partition and the Company which have been contributed to the Company by Rock-Tenn Partition on the date hereof and (ii) in respect of Sonoco, the accounts receivable of Sonoco described in the Contribution Agreement dated the date hereof among Sonoco, Sonoco Partitions and the Company (the "Sonoco Contribution Agreement") which have been contributed to the Company by Sonoco Partitions on the date hereof, which shall include the accounts receivable of the Sonoco Contributed Sub.

         "Affiliate" shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person.

         "Applicable Law" shall mean all applicable provisions of all (i) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (ii) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

         "Approval" shall mean any consent, approval, license, permit, authorization, order, registration, waiver, grant, concession, license, exemption, certificate, declaration, filing, report or notice.

         "Assignment Agreements" shall mean (i) the Trademark Assignment Agreement dated the date hereof between Rock- Tenn Partition and the Company,
(ii) the Patent Assignment dated the date hereof between Rock-Tenn Partition and the Company, (iii) the Trademark Assignment Agreement dated the date hereof between Sonoco Partitions and the Company, and (iv) the Patent Assignment dated the date hereof between Sonoco Partitions and the Company.

         "Assumed Liabilities" shall mean the Rock-Tenn Liabilities and the Sonoco Liabilities.

         "Bankruptcy" shall mean, with respect to any Person, (i) the commencement, under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar Applicable Law of any jurisdiction, whether now or hereafter in effect, by such Person of a case or proceeding seeking (A) the entry as to such Person of an order of relief, (B) such Person's own bankruptcy, liquidation, reorganization, rehabilitation or composition or adjustment of debts, or (C) a suspension or moratorium of payments; (ii) the commencement against such Person of any case or proceeding of the type described in clause (i) of this definition which remains undismissed for a period of sixty (60) days; (iii) the appointment of a custodian, trustee, administrator or similar official under any Applicable Law described in clause (i) of this definition with respect to such Person, or the taking charge by such custodian, trustee, administrator or similar official, of all or any substantial part of the property of such Person; (iv) any adjudication that such Person is insolvent or bankrupt; (v) the entering of any order of relief in, or other order approving, any case or proceeding of the type described in clause (i) of this definition; (vi) the making by such Person of a general assignment for the benefit of its creditors; (vii) the failure by such Person to pay, or the statement by such Person that it is unable to pay, or shall be unable to pay,its debts generally as they become due; (viii) the calling by such Person of a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any indication by such Person, either by an act or failure to act, of its consent to, approval of or acquiescence in, any of the actions, orders or events described in the foregoing clauses of this definition; or (x) the taking of any corporate or similar action by such Person for the purpose of effecting any of the actions, orders or events described in the foregoing clauses of this definition.

         "Business Day" shall mean any day other than a day on which commercial banks in the City of New York, Columbia, South Carolina or Atlanta, Georgia are required by Applicable Law to be closed and a day on which the Federal Reserve wire transfer system is closed.

         "Business Plan" shall mean the Initial Business Plan and each other strategic business plan prepared annually for the Company pursuant to the Operating Agreement.

         "CEO" shall mean the Chief Executive Officer of the Company.

         "CFO" shall mean the Chief Financial Officer of the Company.

         "Change of Control" shall mean, as to any Rock-Tenn Party or Sonoco
Party:

                 (a) a decision by the Board of Directors of such Person to sell Control of such Person or not to oppose a third party tender offer for securities of such Person which entitles the owners of such securities to exercise in the aggregate more than 50% of the voting power of such Person;

                 (b) a change in the identity of a majority of the members of the Board of Directors of such Person due to (i) a proxy contest (or the threat to engage in a proxy contest); or (ii) any unsolicited tender, exchange or other purchase offer which has not been approved by a majority of the members of the Board of Directors of such Person; or

                 (c) a third party acquires or agrees to acquire, by purchase or otherwise, all or a material portion of the assets of such Person and its Subsidiaries taken as a whole.

         "Company" shall mean RTS Packaging, LLC, a Delaware limited liability company.

         "Competing Business" shall mean any business or venture related to the manufacture, sale, distribution or licensing of solid fiber partitions or any products substantially similar to or substitutable for solid fiber partitions, specifically excluding corrugated partitions and cushion fiber packaging.

         "Contract" shall mean any loan or credit agreement, note, bond, indenture, mortgage, deed of trust, lease, franchise, contract, or other agreement, obligation, instrument or binding commitment of any nature.

         "Contribution Agreements" shall mean (i) the Contribution Agreement dated the date hereof among Rock-Tenn, Rock-Tenn Partition and the Company, and (ii) the Sonoco Contribution Agreement.

         "Control" (including, with its correlative meanings, "Controlled by" and "under common Control with") shall mean, with respect to any Person, any of the following: (i) ownership, directly or indirectly, by such Person of equity securities entitling it to exercise in the aggregate more than 50% of the voting power of the entity in question, or (ii) the possession by such Person of the power, directly or indirectly, (A) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; or (B) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by Contract or otherwise.

         "COO" shall mean the Chief Operating Officer of the Company.

         "Employee Matters Agreement" shall mean the Employee Matters Agreement dated the date hereof among Rock-Tenn, Sonoco and the Company.

         "Environmental Laws" shall mean any and all national, federal, state, provincial, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials or Petroleum Products or environmental protection as now or at any time hereafter in effect, together with any amendment or re- authorization thereto or thereof.

         "Fiscal Year" shall mean the period commencing October 1 in any year and ending on September 30 in such year, except that the first Fiscal Year of Company shall commence on the date hereof and end on September 30, 1997.

         "GAAP" shall mean the current accounting principles recommended by the American Institute of Certified Public Accountants, or in the event not covered by recommendations, principles having general acceptance among certified public accountants at the particular time.

         "Governmental Approval" shall mean any Approval of a Governmental Authority.

         "Governmental Authority" shall mean any federation, nation, state, sovereign or government, any federal, regional, state or local political subdivision, any governmental or administrative body, instrumentality, department or agency or any court, administrative hearing body, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

         "Hazardous Materials" shall mean any waste, pollutant, contaminant, substance, by-product or other material identified in or regulated under any Environmental Law, including without limitation, the Toxic Substances Control Act, the federal Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act.

         "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         "Initial Business Plan" shall mean the strategic business plan of the Company in the form attached hereto as Schedule A.

         "Injunction" shall mean any preliminary, temporary, interim or final injunction, temporary restraining order or other legal prohibition or equitable remedy ordered by any Governmental Authority requiring or prohibiting action.

         "Inventory" shall mean (i) in respect of Rock-Tenn, the inventory of Rock-Tenn described in the Contribution Agreement dated as of the date hereof among Rock-Tenn, Rock-Tenn Partition and the Company which has been contributed to the Company on the date hereof and (ii) in respect of Sonoco, the inventory of Sonoco described in the Contribution Agreement dated as of the date hereof among Sonoco, Sonoco Partitions and the Company which have been contributed to the Company on the date hereof, which shall include the inventory of the Sonoco Contributed Sub.

         "Invest or Participate" (including, with its correlative meanings, "Investment or Participation," "Invested or Participated" and "Investing or Participating"), as it relates to a Party or any of its Affiliates, shall mean, with respect to any other Person that engages in a Competing Business, directly or indirectly through an Affiliate, (a) to acquire, as a principal, partner, shareholder, beneficial owner or in any similar capacity, any ownership interest in such Person or (b) by Contract or otherwise to manage, operate or finance such Person, or to participate in the management, operation or financing of such Person, or to act as agent, representative, consultant or in any similar capacity for such Person, or to use the name of such Person, or permit the use of the name of such Party or its Affiliate by such Person, to the extent that any of such activities described in this clause (b) are related to such Competing Business.


         "Joint Venture" shall mean the Company and the rights and obligations of the Parties under the Operative Agreements.

         "Judgment" shall mean any judgment, order, judicial decree or arbitral award of any Governmental Authority.

         "License Agreement" shall mean the Trademark License Agreement dated the date hereof between Rock-Tenn and the Company.

         "Lien" shall mean any mortgage, pledge, security interest, adverse claim, encumbrance, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or similar Applicable Law of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

         "Losses" shall mean any and all claims, losses, liabilities, damages (including fines, penalties, and criminal or civil judgments and settlements), costs (including court costs) and expenses (including reasonable attorneys' and accountants' fees).

         "Managing Board" shall mean the managing board of the Company.

         "Material Adverse Effect" shall mean, with respect to any Person, the effect of any event, occurrence, fact, condition or change that is materially adverse to the business, operations, results of operations, financial condition, assets or liabilities of such Person.

         "Material Default" shall mean, with respect to the Rock-Tenn Parties or the Sonoco Parties, a breach by a Rock- Tenn Party or Sonoco Party, as the case may be, of its obligations under (i) Sections 4.2, 5.5, 5.6, 5.7, 7.1, 7.3, 7.4, 7.5, 7.6, 8.3 or 8.4 of this Agreement and (ii) a section of another Operative Agreement which by its express terms provides that a breach by a Rock-Tenn Party or Sonoco Party, as the case may be, of its obligations thereunder shall constitute a "Material Default" under this Agreement; provided, that in any case, such breach shall be termed a "Material Default" only if such breach, if it can be cured within such period, shall not have been cured within thirty (30) days after written notice of such breach is given to such Rock-Tenn Party or Sonoco Party by the other Party.

         "Members" shall mean the holders from time to time of ownership interests in the Company.

         "Operating Agreement" shall mean the Amended and Restated Operating Agreement of the Company dated the date hereof between Rock-Tenn Partition and Sonoco Partitions.

         "Operative Agreements" shall mean this Agreement, the License Agreement, the Supply Agreement, the Services Agreements, the Operating Agreement, the Contribution Agreements and the Assignment Agreements.

         "Opinions of Counsel" shall mean the opinions of counsel to Rock-Tenn and Rock-Tenn Partition and counsel to Sonoco and Sonoco Partitions in the form of Exhibit A and Exhibit B, respectively.

         "Parties" shall mean Rock-Tenn, Rock-Tenn Partition, Sonoco and Sonoco Partitions, and upon any Transfer of a Venture Interest pursuant to Article 10 of the Operating Agreement, such permitted transferee.

         "Person" shall mean an individual or a partnership, an association, a joint venture, a limited liability company, a corporation, a business or a trust or other entity organized under any Applicable Law, an unincorporated organization or any Governmental Authority.

         "Petroleum Products" shall mean gasoline, diesel fuel, motor oil, waste or used oil, heating oil, kerosene or other petroleum products.

         "Proceeding" shall mean any action, litigation, suit, proceeding or formal investigation or review of any nature, civil, criminal, regulatory or otherwise, before any Governmental Authority.

         "Rock-Tenn Contributed Assets" shall mean the assets owned or used or held for use primarily in the conduct of the Solid Fiber Partition Business by Rock-Tenn Partition and its Affiliates described in the Contribution Agreement dated the date hereof among Rock-Tenn, Rock-Tenn Partition and the Company which have been contributed to the Company on the date hereof.

         "Rock-Tenn Liabilities" shall mean the debts, liabilities and obligations of Rock-Tenn and its Subsidiaries relating primarily to the Rock-Tenn Solid Fiber Partition Business described in the Contribution Agreement dated the date hereof among Rock-Tenn, Rock-Tenn Partition and the Company which have been assumed by the Company on the date hereof.

         "Rock-Tenn Licensed Assets" shall mean the tradenames and trademarks of Rock-Tenn and its Subsidiaries relating to the Rock-Tenn Solid Fiber Partition Business described in the License Agreement dated the date hereof between Rock- Tenn and the Company which have been licensed to the Company on the date hereof.

         "Rock-Tenn Services" shall mean the administrative services described in the Services Agreement dated the date hereof between Rock-Tenn and the Company which shall be provided by Rock-Tenn to the Company after the date hereof.

         "Rock-Tenn Solid Fiber Partition Business" shall mean the solid fiber partition business of Rock-Tenn and its Subsidiaries conducted by Rock-Tenn and its Subsidiaries immediately prior to the date hereof.

         "Rock-Tenn Venture Interest" shall mean the Venture Interest of Rock-Tenn and its Wholly Owned Subsidiaries.

         "Services Agreements" shall mean (i) the Services Agreement dated the date hereof between Rock-Tenn and the Company, (ii) the Services Agreement dated the date hereof between Sonoco and the Company and (iii) the Services Agreement dated the date hereof between Sonoco de Mexico and RTS Empaques S. de R.L. de C.V.

         "Solid Fiber Partition Businesses" shall mean the Rock-Tenn Solid Fiber Partition Business and the Sonoco Solid Fiber Partition Business as such businesses may be expanded or modified by the Company.

         "Sonoco Contributed Assets" shall mean the assets owned or used or held for use primarily in the conduct of the Solid Fiber Partition Business by Sonoco Partitions and its Affiliates described in the Sonoco Contribution Agreement which have been contributed to the Company on the date hereof.

         "Sonoco Contributed Sub" shall mean RTS Empaques S. de R.L. de C.V.

         "Sonoco Contributed Sub Assets" shall mean the assets owned or used or held for use primarily in the conduct of the Solid Fiber Partition Business by Sonoco Contributed Sub described in the Sonoco Contribution Agreement which have been contributed to the Company on the date hereof.

         "Sonoco Liabilities" shall mean the debts, liabilities and obligations of Sonoco and its Subsidiaries relating primarily to the Sonoco Solid Fiber Partition Business described in the Sonoco Contribution Agreement which have been assumed by the Company on the date hereof.

         "Sonoco Services" shall mean the administrative services described in
(i) the Services Agreement dated the date hereof between Sonoco and the Company and (ii) the Services Agreement dated the date hereof between Sonoco de Mexico and RTS Empaques, S. de R.L. de C.V. which shall be provided by Sonoco and Sonoco de Mexico, respectively, after the date hereof.

         "Sonoco Solid Fiber Partition Business" shall mean the solid fiber partition business of Sonoco and its Subsidiaries conducted by Sonoco and its Subsidiaries immediately prior to the date hereof.

         "Sonoco Venture Interest" shall mean the Venture Interest of Sonoco and its Wholly Owned Subsidiaries.

         "Subsidiary" shall mean, with respect to any Person (the "Parent"), any other Person in which the Parent, one or more direct or indirect Subsidiaries of the Parent, or the Parent and one or more of its direct or indirect Subsidiaries (i) have the ability, through ownership of securities individually or as a group, ordinarily, in the absence of contingencies, to elect a majority of the directors (or individuals performing similar functions) of such other Person, and (ii) own more than 50% of the equity interests of such Person.

         "Supply Agreement" shall mean the Board Supply Agreement dated the date hereof among Rock-Tenn, Sonoco and the Company.

         "Third Party Approval" shall mean the Approval of a Person other than a Governmental Authority, a Party or its Affiliates or the Company or its Affiliates.

         "Transactions" shall mean the transactions contemplated by the Operative Agreements.

         "Transfer" shall mean to sell, exchange, assign, transfer, pledge, hypothecate or otherwise dispose of.

         "Venture Business" shall mean the solid fiber partition business and any other activities, businesses or transactions the Joint Venture may engage in pursuant to Section 2.4.

         "Venture Interests" shall mean the shares or other equity interests in the Joint Venture including the capital accounts of the Company.

         "Wholly Owned" shall mean, when used to designate the ownership interest of any Person in an entity, that such Person owns directly or indirectly all of the outstanding shares or other equity interests and voting power of such entity.

         Section 1.2    Additional Definitions.

Defined Term                                                        Defined in
------------                                                        ----------

Accounts Receivable Report                                          Section 5.5(a)
Accounts Receivable Shortfall Amount                                Section 5.5(a)
Accounts Receivable Shortfall Party                                 Section 5.5(a)
Adjusted Accounts Receivable Value                                  Section 5.5(a)
Adjusted Inventory Value                                            Section 5.6(a)
Agreement                                                           Introductory Paragraph
Appraised Value                                                     Section 8.6(a)
Buy-Out Event                                                       Section 8.1
Buy-Out Notice                                                      Section 8.1(a)
Competing Assets                                                    Section 4.3(b)
Competing Assets Closing Date                                       Section 4.3(b)
Competing Assets Sale Notice                                        Section 4.3(b)
Competing Assets Sale Offer                                         Section 4.3(b)
Estimated Accounts Receivable Shortfall Amount                      Section 5.6(a)
Indemnifying Parties                                                Section 7.1(g)
Inventory Report                                                    Section 5.6(a)
Inventory Shortfall Party                                           Section 5.6(a)
Offeree                                                             Section 8.4
Offeror                                                             Section 8.4
Parent                                                              Definition of "Subsidiary"
Process Agent                                                       Section 9.1

Protected Parties                                     Section 7.1(b)
Representatives                                       Section 7.5(a)(i)
Resale Assets                                         Section 5.4(a)
Resale Closing Date                                   Section 5.4(a)
Resale Notice                                         Section 5.4(a)
Resale Offer                                          Section 5.4(a)
Resale Party                                          Section 5.4(a)
Rock-Tenn                                             Introductory Paragraph
Rock-Tenn Party                                       Section 8.3(b)
Rock-Tenn Protected Parties                           Section 7.1(b)
Rock-Tenn Partition                                   Introductory Paragraph
Securities Laws                                       Section 7.5(h)
Shortfall Amount                                      Section 5.6(a)
Sonoco                                                Introductory Paragraph
Sonoco Contribution Agreement                         Section 1.1
Sonoco Partitions                                     Introductory Paragraph
Sonoco Party                                          Section 8.3(a)
Sonoco Protected Parties                              Section 7.1(a)
Value Opinion                                         Section 8.6(b)

          Section 1.3 Interpretation and Construction of this Agreement. The definitions in Sections 1.1 and 1.2 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The table of contents and the headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision). Any reference in this Agreement to a "day" or a number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given, on the next Business Day.

                                  ARTICLE 2.

                               THE JOINT VENTURE

         Section 2.1 Organization of Joint Venture. Prior to or contemporaneously with the execution and delivery of this Agreement, Rock-Tenn Partition and Sonoco Partitions have executed and delivered the Operating Agreement and all other documents necessary to organize the Company as a Delaware limited liability company. Unless otherwise agreed by the Parties, the Company shall conduct the Venture Business. The Parties may from time to time form, or cause the Company to form, one or more other entities directly or indirectly owned by the Parties to conduct the Venture Business.

         Section 2.2 Name and Place of Business. The name of the Company shall be RTS Packaging, LLC. The principal place of business of the Company initially shall be located at 504D Thrasher Street, Norcross, Georgia 30071. The principal place of business of the Company may be changed from time to time by the Managing Board.

         Section 2.3 Percentage Interests. The Percentage Interest (i) of Rock-Tenn Partition shall be 65% and (ii) of Sonoco Partitions shall be 35%.

         Section 2.4    Purpose of the Joint Venture.  The purpose of the
Joint Venture is to engage in the Solid Fiber Partition Business on a worldwide basis. The Joint Venture shall have the following additional purposes:

         (a) to perform the agreements and arrangements referred to in this Agreement and the other Operative Agreements; and

         (b) to engage in any other lawful activity, business or transaction as may be approved by the Managing Board.

         Section 2.5 Term. The term of the Joint Venture shall be indefinite, unless earlier terminated in the accordance with the provisions of this Agreement or the Operating Agreement. A Party may terminate the Joint Venture on December 31, 2002, and on December 31 of each calendar year thereafter, by delivering to the other Party a Buy-Out Notice pursuant to
Article 8, which notice shall be delivered at least one year prior to the proposed termination date. If neither Party gives any such notice in respect of any such December 31, the term of the Joint Venture will continue unless and until terminated in accordance with the provisions of this Agreement or the Operating Agreement.

                                  ARTICLE 3.

                                  MANAGEMENT

         Section 3.1 Managing Board. The Company shall be managed by the Managing Board, which shall consist of five members. Rock-Tenn Partition shall be entitled to designate three members to the Managing Board, and Sonoco Partitions shall be entitled to designate two members to the Managing Board. In each election of members, Rock-Tenn Partition and Sonoco Partitions shall vote their Venture Interests to effect the election of the Managing Board nominees so designated. The Managing Board shall conduct the Venture Business in accordance with the Business Plan, this Agreement and the Operating Agreement.

         Section 3.2    Officers.

         (a) The Managing Board shall select the principal officers of the Company, including the CEO, the COO and the CFO, in accordance with Sections
6.5 and 8.1 of the Operating Agreement. The Parties have agreed that the initial principal officers of the Company shall be:

                 CEO                Richard E. Steed
                 COO                Terry Durham
                 CFO                Nancy Garner

         (b) To the extent provided in Sections 6.5 and 8.1 of the Operating Agreement, the Managing Board shall have the right at any time to remove and replace any officer of the Company and to designate any permanent or temporary replacement of such officer.


                                  ARTICLE 4.

                        OTHER ACTIVITIES BY THE PARTIES
                             AND THE JOINT VENTURE

         Section 4.1 In General. The Parties acknowledge that to support their intention to engage in the Solid Fiber Partition Business solely through the Joint Venture and to protect adequately their interests in the Joint Venture and the Company, it is necessary and essential that the Parties enter into and adhere to the covenants contained in this Article 4.

         Section 4.2    Non-Competition Obligations.  Except as provided in
Section 4.3 (i) during the term of the Joint Venture and for a period of ten
(10) years following the termination of the Joint Venture, no Party or any of its Affiliates shall, and (ii) during the term of the Joint Venture and for a period of ten (10) years following the withdrawal of a Party from the Joint Venture in the case of a Buy-Out pursuant to Article 8 or otherwise, no such withdrawing Party or any of its Affiliates shall:

                 (i)     Engage in any Competing Business; or


                 (ii) Invest or Participate in any Person that engages in any Competing Business.

         This Section 4.2 shall not affect the right of a Party or its Affiliate that purchases the Venture Interest of the other Party and its Affiliates pursuant to Article 8 hereof to conduct the Venture Business following the consummation of such purchase and the termination of the Joint Venture.

         Section 4.3 Non-Competition Exceptions. Nothing in this Article 4 shall be construed to prohibit any of the following activities by a Party or any of its Affiliates:

         (a) Five Percent Investments. The acquisition or ownership by a Party (directly or indirectly through an Affiliate) of any securities of a company whose securities are listed for trading on a securities exchange or market in the United States, if such securities (i) were not acquired directly from such Person in a private placement or similar transaction, (ii) do not represent more than 5% of the aggregate voting power of the outstanding equity securities of such Person (assuming the conversion, exercise or exchange of all such securities held by such Party or its Affiliate that are convertible, exercisable or exchangeable into or for voting securities), and (iii) in the case of debt securities, entitle the holder thereof to receive only interest or other returns that are not based on the value or results of operations of such Person.

         (b) Ownership of Competing Business Pending Divestiture. The acquisition and ownership of any direct or indirect interest in a business or venture which in part consists of a Competing Business; provided that within ninety (90) days following the date of such acquisition such Party or its Affiliates either (i) transfers the assets of such business or venture which relates to a Competing Business (the "Competing Assets") to the Joint Venture on terms mutually agreed to by such Party and the Joint Venture, or (ii) if the Joint Venture elects not to purchase the Competing Assets, transfers the Competing Assets to a third party that is not an Affiliate of either Rock-Tenn or Sonoco. In the event that a Party (directly or indirectly through an Affiliate) determines to transfer the Competing Assets to a third party that is not Affiliate of either Rock-Tenn or Sonoco, such Party shall, prior to entering into any agreement for the sale of such Competing Assets, offer to sell such Competing Assets to the Joint Venture (the "Competing Assets Sale Offer") by written notice (the "Competing Assets Sale Notice") to the Joint Venture, which shall (1) describe such Competing Assets and any Liens relating thereto, (2) state the purchase price of such Competing Assets, which shall be the purchase price offered by such third party for such Competing Assets, and describe all other material terms of the offer of the third party purchaser, and (3) state the closing date for the purchase by the Joint Venture of such Competing Assets, which shall be a Business Day not later than thirty (30) days after the date of the Competing Assets Sale Notice (the "Competing Assets Closing Date"). For a period of fifteen (15) days after receipt of the Competing Assets Sale Notice, the Joint Venture shall have the right to purchase all, but not less than all, of such Competing Assets on the terms set forth in the Competing Assets Sale Notice. The right of the Joint Venture to purchase the Competing Assets pursuant to a Competing Assets Sale Notice shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the fifteen (15) day period referred to above, to the transferring Party, which notice shall constitute the irrevocable agreement of the Joint Venture to purchase the Competing Assets on the terms set forth in the Competing Assets Sale Notice. The failure of the Joint Venture to respond to the Competing Assets Sale Notice within such fifteen (15) day period referred to above shall be deemed a waiver of the Joint Venture's rights to purchase the Competing Assets pursuant to this Section 4.3(b). The closing of the purchase of Competing Assets pursuant to this Section 4.3(b) shall be held at the principal office of the Joint Venture on the Competing Assets Closing Date or at such other place and on such other date as the parties to such transaction may agree. At closing, the transferring Party shall deliver to the Joint Venture title to such Competing Assets, free and clear of all Liens other than Liens to which such Competing Assets are subject which are described in the Competing Assets Sale Notice, and the Joint Venture shall deliver to the transferring Party the purchase price for the Competing Assets payable in accordance with the terms set forth in the Competing Assets Sale Notice, provided, that in the event that all or any portion of the purchase price includes property, the Joint Venture may pay cash in lieu of such property in an amount equal to the fair market value of such property. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate. No purchase by the Joint Venture of any Competing Assets pursuant to this Section 4.3(b) shall relieve such transferring Party or any of its Affiliates from their respective obligations under Article 4 hereof. If the Joint Venture fails to respond to the Competing Assets Sale Notice within such fifteen (15) day period referred to above, the Party that proposes to sell the Competing Assets will be permitted to sell such Competing Assets to such third party; provided that (i) such sale is consummated solely in accordance with the price, terms and conditions described in the Competing Assets Sale Notice and (ii) such sale is consummated within sixty (60) days following the end of the fifteen (15) day period referred to above.


                                  ARTICLE 5.

        CONTRIBUTIONS TO JOINT VENTURE; ASSUMED LIABILITIES; PRORATIONS

          Section 5.1 Contemporaneous Deliveries. (a) Contemporaneously with the execution and delivery of this Agreement, the Parties have, and have caused their respective Subsidiaries to, execute and deliver the following Operative Agreements to which each such Party or Subsidiary is a party:

                  (i)   Services Agreements;

                  (ii)  Supply Agreement;

                  (iii) License Agreement;

                  (iv)  Operating Agreement;

                  (v)   Employee Matters Agreement;

                  (vi)  Contribution Agreements; and

                  (vii) Assignment Agreements.

         (b) Contemporaneously with the execution and delivery of this Agreement, the Parties have caused their respective counsel to deliver the Opinions of Counsel.

         Section 5.2 Additional Capital Contributions. The Parties shall make additional capital contributions to the Joint Venture in accordance with the Operating Agreement.

         Section 5.3 Further Assurances. The Parties shall from time to time hereafter at the request of another Party and without further consideration execute and deliver to the Company such instruments of transfer, conveyance and assignment in addition to those delivered pursuant to Section 5.1 as the Company shall reasonably request to transfer, convey and assign more effectively their respective Solid Fiber Partition Businesses to the Company. In addition, each such Party shall from time to time hereafter at another Party's request and without further consideration execute and deliver to the Company such instruments of assumption in addition to the Assignment Agreements as such Party shall reasonably request to evidence more fully the Company's assumption of the Assumed Liabilities.

         Section 5.4    Repurchase of Assets.

         (a) In the event that the Joint Venture determines to sell to a third party any of the assets contributed to the Joint Venture by Rock-Tenn, Sonoco or any of their respective Affiliates, including the Sonoco Contributed Sub Assets (as such term is defined in the Sonoco Contribution Agreement), but excluding finished products and accounts receivable (the "Resale Assets"), the Joint Venture shall, prior to entering into any agreement for the sale of such Resale Assets, offer to sell such Resale Assets to Rock-Tenn if such Resale Assets are Rock-Tenn Contributed Assets and to Sonoco if such Resale Assets are Sonoco Contributed Assets or Sonoco Contributed Sub Assets (the "Resale Offer") by written notice (the "Resale Notice") to Rock-Tenn or Sonoco (as appropriate), with a copy to the other, which shall (1) describe the Resale Assets and any Liens relating thereto, (2) state the purchase price of the Resale Assets, which shall be the book value of the Resale Assets on the books and records of the Joint Venture payable in cash, and (3) state the closing date for the purchase of the Resale Assets, which shall be a Business Day not later than thirty (30) days after the date of the Resale Notice (the "Resale Closing Date"). For a period of fifteen (15) days after receipt of the Resale Notice, Rock-Tenn or Sonoco (as appropriate) (the "Resale Party") shall have the right to purchase all, but not less than all, of the Resale Assets on the terms set forth in the Resale Notice. The Resale Assets shall be sold to the Resale Party free and clear of all Liens, provided, that if such Resale Assets are not free and clear of all Liens, the Resale Party may elect instead to subtract the principal amount secured by any such existing Lien from the purchase price for such Resale Assets.

The right of the Resale Party to purchase the Resale Assets pursuant to a Resale Notice shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the fifteen (15) day period referred to above, to the Joint Venture, with a copy to the other Party, which notice shall constitute the irrevocable agreement of the Resale Party to purchase the Resale Assets on the terms set forth in the Resale Notice. The failure of the Resale Party to respond to the Resale Notice within such fifteen (15) day period referred to above shall be deemed a waiver of such Resale Party's rights under this Section 5.4(a).

        (b)     The closing of the purchase of Resale Assets pursuant to this
Section 5.4 shall be held at the principal office of the Joint Venture on the Resale Closing Date or at such other place and on such other date as the parties to such transaction may agree. At closing, the Joint Venture shall deliver to the Resale Party title to such Resale Assets, free and clear of all Liens other than Liens to which such Resale Assets are subject which are described in the Resale Notice and which have been offset against the purchase price for such Resale Assets, and the Resale Party shall deliver to the Joint Venture the purchase price for the Resale Assets in cash. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

        (c) No purchase by the Resale Party of any Resale Assets pursuant to this Section 5.4 shall relieve such Resale Party or any of its Affiliates from their respective obligations under Article 4 hereof. If the Resale Party fails to respond to the Resale Notice within such fifteen (15) day period referred to above, the Joint Venture will be permitted to sell the Resale Assets to such third party.

        Section 5.5     Accounts Receivable True Up.

        (a) As soon as possible after the date hereof, but in any event not later than one hundred twenty (120) days after the date hereof, the Company shall cause to be prepared and delivered to Rock-Tenn and Sonoco a report of the Accounts Receivable of the Company as of the date hereof (the "Accounts Receivable Report"), which shall describe (i) the aggregate "Adjusted Accounts Receivable Value" (as hereinafter defined) of the Company as of the date hereof,
(ii) the aggregate Adjusted Accounts Receivable Value contributed to the Company on the date hereof by Rock- Tenn, and (iii) the aggregate Adjusted Accounts Receivable Value contributed to the Company on the date hereof by Sonoco. The aggregate Adjusted Accounts Receivable Value contributed to the Company on the date hereof by Rock-Tenn and Sonoco, respectively, shall be (i) in the case of Rock-Tenn, the aggregate amount of all Accounts Receivable contributed to the Company by Rock-Tenn on the date hereof, and (ii) in the case of Sonoco, the aggregate amount of all Accounts Receivable contributed to the Company by Sonoco on the date hereof. The aggregate Adjusted Accounts Receivable Value contributed to the Company on the date hereof shall be the sum of the aggregate Adjusted Accounts Receivable Value contributed by Rock-Tenn and Sonoco to the Company on the date hereof.

        (b) Rock-Tenn and Sonoco shall review the Accounts Receivable Report promptly upon receiving it to determine whether (i) the aggregate Adjusted Accounts Receivable Value contributed to the Company by Rock-Tenn on the date hereof as shown in the Accounts Receivable Report is less than 65% of the aggregate Adjusted Accounts Receivable Value contributed by Rock-Tenn and Sonoco to the Company on the date hereof or (ii) the aggregate Adjusted Accounts Receivable Value contributed to the Company by Sonoco on the date hereof as shown on the Accounts Receivable Report is less than 35% of the aggregate Adjusted Accounts Receivable Value contributed by Rock-Tenn and Sonoco to the Company on the date hereof (the party which contributes less than the percentage specified above applicable to it of the Adjusted Accounts Receivable Value of the Company on the date hereof shall be referred to herein as the "Accounts Receivable Shortfall Party"). Promptly upon such determination, the Accounts Receivable Shortfall Party shall calculate the "Accounts Receivable Shortfall Amount." The Accounts Receivable Shortfall Amount shall be an amount which (1) in the event that Rock-Tenn is the Accounts Receivable Shortfall Party, will cause the sum of (x) the Accounts Receivable Shortfall Amount and (y) the aggregate Adjusted Accounts Receivable Value contributed to the Company by Rock-Tenn on the date hereof to be equal to 65% of the sum of (i) the Accounts Receivable Shortfall Amount, (ii) the aggregate Adjusted Accounts Receivable Value contributed to the Company on the date hereof by Rock-Tenn and Sonoco, and (iii) the "Estimated Accounts Receivable Shortfall Amount" contributed to the Company on the date hereof by Sonoco pursuant to Section 1.1(a)(xvi) of the Sonoco Contribution Agreement, and (2) in the event that Sonoco is the Accounts Receivable Shortfall Party, will cause the sum of (x) the Accounts Receivable Shortfall Amount, the Estimated Accounts Receivable Shortfall Amount and the aggregate Adjusted Accounts Receivable Value contributed to the Company by Sonoco on the date hereof to be equal to 35% of the sum of (i) the Accounts Receivable Shortfall Amount, (ii) the aggregate Adjusted Accounts Receivable Value contributed to the Company on the date hereof by Rock-Tenn and Sonoco, and (iii) the Estimated Accounts Receivable Shortfall Amount contributed to the Company on the date hereof by Sonoco pursuant to Section 1.1(a)(xvi) of the Sonoco Contribution Agreement.

        (c) Promptly after calculating the Accounts Receivable Shortfall Amount, the Accounts Receivable Shortfall Party shall deliver to the Company in cash an amount equal to the Accounts Receivable Shortfall Amount.

        Section 5.6     Inventory True Up.

        (a) As soon as possible after the date hereof, but in any event no later than thirty (30) days after the date hereof, the Company shall cause to be prepared and delivered to Rock-Tenn and Sonoco a report of the Inventory of the Company as of the date hereof (the "Inventory Report"), which shall describe (i) the aggregate "Adjusted Inventory Value" (as hereinafter defined) of the Company as of the date hereof, (ii) the aggregate Adjusted Inventory Value contributed to the Company on the date hereof by Rock-Tenn, and (iii) the aggregate Adjusted Inventory Value Contributed to the Company on the date hereof by Sonoco. The aggregate Adjusted Inventory Value contributed to the Company on the date hereof by Rock-Tenn and Sonoco, respectively, shall be determined by a physical inventory conducted by the Company as of the date hereof and shall be equal to
(i) the value of all standard paperboard included in such Inventory calculated at $360 per ton and the value of all nonstandard paperboard (including, by way of example only, SBS, polycoated, Casemate, Marksman and Winegard) at Rock-Tenn's or Sonoco's cost, respectively, plus each Party's standard upcharges, plus (ii) 80% of the market price on the date hereof of all finished goods included in such Inventory, plus (iii) the book value on the date hereof of all other Inventory (determined on a FIFO basis).
No Inventory shall be included in the aggregate Adjusted Inventory Value unless such Inventory is first quality and useable in the ordinary course of the business of the Company. Rock-Tenn and Sonoco shall certify to the Company their respective Adjusted Inventory Value within thirty (30) days after the date hereof. The aggregate Adjusted Inventory Value contributed to the Company on the date hereof shall be the sum of the aggregate Adjusted Inventory Value contributed by Rock-Tenn and Sonoco to the Company on the date hereof.

         (b) Rock-Tenn and Sonoco shall review the Inventory Report promptly upon receiving it to determine whether (i) the aggregate Adjusted Inventory Value contributed to the Company by Rock-Tenn on the date hereof as shown in the Inventory Report is less than 65% of the aggregate Adjusted Inventory Value contributed by Rock-Tenn and Sonoco to the Company on the date hereof or (ii) the aggregate Adjusted Inventory Value contributed to the Company by Sonoco on the date hereof as shown on the Inventory Report is less than 35% of the aggregate Adjusted Inventory Value contributed by Rock-Tenn and Sonoco to the Company on the date hereof (the party which contributes less than the percentage specified above applicable to it of the Adjusted Inventory Value of the Company on the date hereof shall be referred to herein as the "Inventory Shortfall Party"). Promptly upon such determination, the Inventory Shortfall Party shall calculate the "Inventory Shortfall Amount." The Inventory Shortfall Amount shall be an amount which will cause the sum of (x) the Inventory Shortfall Amount and (y) the aggregate Adjusted Inventory Value contributed to the Company by the Inventory Shortfall Party on the Closing Date to be equal to 65% (if Rock-Tenn is the Inventory Shortfall Party) or 35% (if Sonoco is the Inventory Shortfall Party) of the sum of (1) the Inventory Shortfall Amount and (2) the aggregate Adjusted Inventory Value contributed to the Company on the date hereof by Rock-Tenn and Sonoco.

         (c) Promptly after calculating the Inventory Shortfall Amount, the Inventory Shortfall Party shall deliver to the Company in cash an amount equal to the Inventory Shortfall Amount.

         Section 5.7    Accounts Receivable and Inventory Indemnity.

         (a) In the event that any Accounts Receivable contributed by Rock-Tenn or Sonoco to the Company on the date hereof and included in the aggregate Adjusted Accounts Receivable Value of the Company at the date hereof is not collected in full by the Company within one hundred twenty (120) days after the stated due date of such Accounts Receivable, Rock-Tenn or Sonoco, as the case may be, shall, upon written notice from the Company, purchase such Accounts Receivable from the Company for a purchase price equal to the value of such Account Receivable as described in the Accounts Receivable Report.

         (b) In the event that any Inventory contributed by Rock-Tenn or Sonoco to the Company on the date hereof is not used or sold by the Company in the ordinary course of its business within one (1) year after the date hereof, Rock-Tenn or Sonoco, as the case may be, shall, upon written notice from the Company, purchase such Inventory from the Company for a purchase price equal to the value of such Inventory as set forth in the Inventory Report. The Parties understand and agree that a number of factors must be considered when determining which of the Inventory contributed to the Company by Rock-Tenn Partition and Sonoco Partitions should be used or sold at any particular time; however, the Parties intend that unless the Company determines, in its discretion, that the Company must use or sell Inventory contributed to the Company by any particular Party, the Company shall use or sell such inventory on a basis proportional to Rock-Tenn's and Sonoco's Percentage Interests in the Company.

        (c) The closing of the purchase by Rock-Tenn or Sonoco of Accounts Receivable or Inventory pursuant to Section 5.7(a) or (b) shall be held at the principal office of the Company on a date mutually agreeable to the parties to such transaction but not later than thirty (30) days after the date of notice from the Company regarding such purchase transaction. At such closing, the Company shall deliver to Rock-Tenn or Sonoco, as the case may be, customary documentation conveying to Rock-Tenn or Sonoco all right, title and interest of the Company in and to such Accounts Receivable or Inventory, and Rock-Tenn or Sonoco, as the case may be, shall deliver to the Company the purchase price in cash of such Accounts Receivable or Inventory. At such closing, the parties to such transaction shall execute such additional documents as are otherwise necessary or appropriate.

        Section 5.8     Allocation and Proration of Certain Items.

        (a) Except as otherwise provided in this Agreement or in the Employee Matters Agreement, all revenues, liabilities and expenses with respect to any or all of the Rock-Tenn Contributed Assets, the Rock-Tenn Liabilities, the Sonoco Contributed Assets, the Sonoco Contributed Sub Assets and the Sonoco Liabilities shall be prorated between Rock-Tenn or Sonoco, as the case may be, and the Company as of 11:59 p.m. on the date hereof. Revenue shall be deemed to have accrued when it was earned (whether or not billed); liability or expense shall be deemed to have accrued when the event giving rise to such liability or expense occurred (whether or not such liability was paid or payable on the date hereof.) Any such revenue, liability or expense which accrues after 11:59 p.m. on the date hereof shall be for the benefit of, or the responsibility of, the Company. Any such revenue, liability or expense which accrued on or prior to 11:59 p.m. on the date hereof shall be for the benefit of, or the responsibility of, Rock-Tenn or Sonoco as the case may be.

        (b) Notwithstanding the provisions of Section 5.8(a), Rock-Tenn and the Joint Venture will prorate as soon as reasonably practicable after the date hereof all real and ad valorem property taxes and special tax assessments, utility, water and sewer charges and similar expense items in respect of the Rock-Tenn Solid Fiber Partition Business based upon current bills if available and, if not available, based on the most recent bills available, with such prorations based upon the number of days during the billing period for each such expense occurring on or prior to 11:59 p.m. on the date hereof (for which Rock-Tenn shall be responsible) and occuring after 11:59 p.m. on the date hereof (for which the Joint Venture shall be responsible.) Appropriate cash adjustments shall be made by Rock-Tenn or the Joint Venture as the case may require, as soon as practicable after current bills are available with respect to each such expense item to give effect to the prorations provided for in this
Section 5.8(b) based upon actual billed amounts.

        (c) Notwithstanding the provisions of Section 5.8(a), Sonoco and the Joint Venture will prorate as soon as reasonably practicable after the date hereof all real and ad valorem property taxes and special tax assessments, utility, water and sewer charges and similar expense items in respect of the Sonoco Solid Fiber Partition Business based upon current bills if available and, if not available, based on the most recent bills available, with such prorations based upon the number of days during the billing period for each such expense occurring on or prior to 11:59 p.m. on the date hereof (for which Sonoco shall be responsible) and occuring after 11:59 p.m. on the date hereof (for which the Joint Venture shall be responsible.). Appropriate cash adjustments shall be made by Sonoco or the Joint Venture as the case may require, as soon as practicable after current bills are available with respect to each such expense item to give effect to the prorations provided for in this Section 5.8(c) based upon actual billed amounts.


                                   ARTICLE 6.

                         REPRESENTATIONS AND WARRANTIES

         Section 6.1 Representations and Warranties of Rock-Tenn and Rock-Tenn Partition. Rock-Tenn and Rock-Tenn Partition, jointly and severally, represent and warrant to Sonoco and Sonoco Partitions as follows:

         (a) Organization and Standing. Each of Rock-Tenn and Rock-Tenn Partition is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and has all requisite corporate power and corporate authority necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

         (b) Authorization; Validity. Each of Rock-Tenn and Rock-Tenn Partition has all requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and to consummate the Transactions to be consummated by it. Each of Rock-Tenn and Rock-Tenn Partition has all requisite corporate power and corporate authority to enter into and perform its obligations under the other Operative Agreements to which it is a party and to consummate the Transactions to be consummated by it. The execution, delivery and performance by each of Rock-Tenn and Rock-Tenn Partition of this Agreement have been, and the execution, delivery and performance by each of Rock-Tenn and Rock-Tenn Partition of the other Operative Agreements to which it is a party and the consummation by each of Rock-Tenn and Rock-Tenn Partition of the Transactions contemplated by Article 5 to be consummated by it on the date hereof have been duly authorized by all necessary corporate action on the part of Rock-Tenn and Rock-Tenn Partition. This Agreement has been, and the other Operative Agreements to which Rock-Tenn or Rock-Tenn Partition is a party have been, duly executed and delivered by Rock-Tenn or Rock-Tenn Partition, as applicable. This Agreement constitutes, and the other Operative Agreements to which Rock-Tenn or Rock-Tenn Partition is a party constitute, legal, valid and binding obligations of Rock-Tenn or Rock-Tenn Partition, as applicable, enforceable against it in accordance with their respective terms.

        (c) No Conflicts. The execution, delivery and performance by each of Rock-Tenn and Rock- Tenn Partition of this Agreement do not, and the execution, delivery and performance by each of Rock-Tenn and Rock-Tenn Partition of the other Operative Agreements to which it is a party do not, and the consummation of the Transactions contemplated by Article 5 to be consummated by it and the compliance with the terms of the Operative Agreements to which it is a party on the date hereof do not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any obligation (in each case by any third party) or to the loss of any benefit under, or result in or require the creation, imposition or extension of any Lien upon any of its properties or assets under (i) any provision of the Articles of Incorporation or Bylaws of Rock-Tenn and Rock-Tenn Partition or (ii) any Judgment, Injunction, Applicable Law or Contract to which it is a party or by which it or any of its properties is bound (except, with respect to clause (ii), for such conflicts, violations, defaults, rights or losses that, individually or in the aggregate, would not have an adverse effect on the ability of Rock-Tenn or Rock-Tenn Partition (as applicable) to perform in all material respects its obligations under this Agreement and the other Operative Agreements to which it is a party in accordance with their respective terms). To the knowledge of Rock-Tenn and Rock-Tenn Partition, no Third Party Approval and no Governmental Approval is required to be obtained or made by Rock-Tenn or Rock-Tenn Partition in connection with the execution, delivery and performance of this Agreement and the Transactions contemplated by this Agreement, except for Third Party Approvals or Governmental Approvals the absence of which, individually or in the aggregate, would not have an adverse effect on the ability of Rock-Tenn or Rock-Tenn Partition to perform in all material respects its obligations under this Agreement and the other Operative Agreements to which it is a party in accordance with their respective terms.

        (d) Brokers or Finders. No Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee as a result of any actions by Rock-Tenn or Rock-Tenn Partition in connection with any of the Transactions.

        (e) Litigation. To the knowledge of Rock-Tenn and Rock-Tenn Partition, there is no Proceeding pending or threatened against Rock-Tenn or Rock-Tenn Partition reasonably likely to restrain, enjoin or otherwise prevent the consummation of the Transactions.

        (f) Operative Agreement Representations. The representations and warranties made by Rock- Tenn and Rock-Tenn Partition as set forth in each of the other Operative Agreements to which either of them is a party are or will be true and correct in all material respects as of the date they are or will be made (unless expressly stated to be made as of some other date).

        Section 6.2 Representations and Warranties of Sonoco and Sonoco Partitions. Sonoco and Sonoco Partitions, jointly and severally, represent and warrant to Rock-Tenn and Rock-Tenn Partition as follows:

        (a) Organization and Standing. Each of Sonoco and Sonoco Partitions is a corporation duly formed and validly existing under the laws of the jurisdiction of its formation, and each of Sonoco and Sonoco Partitions has all requisite corporate power and corporate authority necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

        (b) Authorization; Validity. Each of Sonoco and Sonoco Partitions has all requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and to consummate the Transactions to be consummated by it. Each of Sonoco and Sonoco Partitions has all requisite corporate power and corporate authority to enter into and perform its obligations under the other Operative Agreements to which it is a party and to consummate the Transactions to be consummated by it. The execution, delivery and performance by Sonoco and Sonoco Partitions of this Agreement have been, and the execution, delivery and performance by each of Sonoco and Sonoco Partitions of the other Operative Agreements to which it is a party and the consummation by each of Sonoco and Sonoco Partitions of the Transactions contemplated by Article 5 to be consummated by it on the date hereof have been, duly authorized by all necessary corporate action on the part of Sonoco and Sonoco Partitions. This Agreement has been, and the other Operative Agreements to which Sonoco or Sonoco Partitions is a party have been, duly executed and delivered by Sonoco and Sonoco Partitions, as applicable. This Agreement constitutes, and the other Operative Agreements to which Sonoco or Sonoco Partitions is a party constitute, legal, valid and binding obligations of Sonoco or Sonoco Partitions, as applicable, enforceable against it in accordance with their respective terms.

        (c) No Conflicts. The execution, delivery and performance by each of Sonoco and Sonoco Partitions of this Agreement do not, and the execution, delivery and performance by each of Sonoco and Sonoco Partitions of the other Operative Agreements to which it is a party do not, and the consummation of the Transactions contemplated by Article 5 to be consummated by it and the compliance with the terms of the Operative Agreements to which it is a party on the date hereof do not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any obligation (in each case by any third party) or to the loss of any benefit under, or result in or require the creation, imposition or extension of any Lien upon any of its properties or assets under (A) any provision of its Articles of Incorporation or Bylaws or (B) any Judgment, Injunction, Applicable Law or Contract to which it is a party or by which it or any of its properties is bound (except, with respect to clause
(B), for such conflicts, violations, defaults, rights or losses that, individually or in the aggregate, would not have an adverse effect on the ability of Sonoco or Sonoco Partitions (as applicable) to perform in all material respects its obligations under this Agreement and the other Operative Agreements to which it is a party in accordance with their respective terms).
To the knowledge of Sonoco and Sonoco Partitions, no Third Party Approval and no Governmental Approval is required to be obtained or made by Sonoco or Sonoco Partitions in connection with the execution, delivery and performance of this Agreement and the Transactions contemplated by this Agreement, except for Third Party Approvals or Governmental Approvals the absence of which, individually or in the aggregate, would not have an adverse effect on the ability of Sonoco or Sonoco Partitions (as applicable) to perform in all material respects its obligations under this Agreement and the other Operative Agreements to which it is a party in accordance with their respective terms.

        (d) Brokers or Finders. No Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee as a result of any actions by Sonoco or Sonoco Partitions in connection with any of the Transactions.

        (e) Litigation. To the knowledge of Sonoco and Sonoco Partitions, there is no Proceeding pending or threatened against Sonoco or Sonoco Partitions reasonably likely to restrain, enjoin or otherwise prevent the consummation of the Transactions.

        (f) Operative Agreement Representations. The representations and warranties made by Sonoco and Sonoco Partitions as set forth in each of the other Operative Agreements to which either of them is a party are or will be true and correct in all material respects as of the date they are or will be made (unless expressly stated to be made as of some other date).


                                  ARTICLE 7.

                                  COVENANTS

        Section 7.1     Indemnification.

        (a) Rock-Tenn and Rock-Tenn Partition, jointly and severally, shall pay, indemnify and reimburse each of Sonoco and Sonoco Partitions and their respective Subsidiaries, officers, directors, employees and agents and the Joint Venture (the "Sonoco Protected Parties") for any and all Losses suffered or incurred by any of them as a result of, or with respect to, any breach or inaccuracy of any representation, warranty, covenant or agreement by Rock-Tenn or Rock-Tenn Partition contained herein or in any other Operative Agreement, whether or not resulting from third party claims.

        (b) Sonoco and Sonoco Partitions, jointly and severally, shall pay, indemnify and reimburse Rock-Tenn and Rock-Tenn Partition and their respective Subsidiaries, officers, directors, employees and agents and the Joint Venture (the "Rock-Tenn Protected Parties"; the Sonoco Protected Parties or the Rock-Tenn Protected Parties are referred to as the "Protected Parties") for any and all Losses suffered or incurred by any of them as a result of, or with respect to, any breach or inaccuracy of any representation, warranty, covenant or agreement by Sonoco or Sonoco Partitions, whether or not resulting from third party claims.

        (c) (1) Rock-Tenn shall indemnify, defend and hold harmless the Joint Venture, Sonoco and Sonoco Partitions for any and all Losses suffered or incurred by the Joint Venture or Sonoco as a result of or with respect to (x) any violation of or noncompliance with, or alleged violation of or noncompliance with, any Environmental Laws (including, without limitation, with respect to any alleged nuisance or trespass or alleged exposure to Hazardous Materials in the workplace) arising out of or relating to the operation of the Rock-Tenn Contributed Assets (whether by Rock-Tenn and its Affiliates or by any prior owner, lessee or user of such Rock-Tenn Contributed Assets) prior to the date hereof and (y) any claim arising under any Environmental Law resulting from the ownership, use, control or operation at any time prior to the date hereof of any of the Rock-Tenn Contributed Assets (whether currently or previously owned, leased or used by Rock-Tenn and its Affiliates or by any prior owner, lessee or user of such Rock-Tenn Contributed Assets), including, without limitation, arising from any release of any Hazardous Materials or any off-site shipment of any Hazardous Materials at or from any such Rock-Tenn Contributed Assets (whether by Rock-Tenn and its Affiliates or by any prior owner, lessee or user of such Rock-Tenn Contributed Assets). Anything in this Agreement to the contrary notwithstanding, Rock-Tenn shall be solely responsible for all Losses under this Section 7.1(c)(1) resulting from facts or circumstances which occurred prior to the date hereof. The Joint Venture shall be responsible for all Losses under this Section 7.1(c)(1) resulting from facts or circumstances which occur on or after the date hereof; provided, however, if Rock-Tenn and the Joint Venture cannot mutually agree, with such agreement not to be unreasonably withheld, whether the facts or circumstances which give rise to a Loss under this Section 7.1(c)(1) occurred prior to, or on or after the date hereof, then Rock-Tenn shall be responsible for any such Loss.

                (2) Sonoco shall indemnify, defend and hold harmless the Joint Venture, Rock-Tenn and Rock-Tenn Partition for any and all Losses suffered or incurred by the Joint Venture or Rock-Tenn as a result of or with respect to (x) any violation of or noncompliance with, or alleged violation of or noncompliance with, any Environmental Laws (including, without limitation, with respect to any alleged nuisance or trespass or alleged exposure to Hazardous Materials in the workplace) arising out of or relating to the operation of the Sonoco Contributed Assets or Sonoco Contributed Sub Assets (whether by Sonoco and its Affiliates or by any prior owner, lessee or user of such Sonoco Contributed Assets) prior to the date hereof and (y) any claim arising under any Environmental Law resulting from the ownership, use, control or operation at any time prior to the date hereof of any of the Sonoco Contributed Assets or Sonoco Contributed Sub Assets (whether currently or previously owned, leased or used by Sonoco and its Affiliates or by any prior owner, lessee or user of such Sonoco Contributed Assets or Sonoco Contributed Sub Assets), including, without limitation, arising from any release of any Hazardous Materials or any off-site shipment of any Hazardous Materials at or from any such Sonoco Contributed Assets or Sonoco Contributed Sub Assets (whether by Sonoco and its Affiliates or by any prior owner, lessee or user of such Sonoco Contributed Assets). Anything in this Agreement to the contrary notwithstanding, Sonoco shall be solely responsible for all Losses under this Section 7.1(c)(2) resulting from facts or circumstances which occurred prior to the date hereof. The Joint Venture shall be responsible for all Losses under this Section 7.1(c)(2) resulting from facts or circumstances which occur on or after the date hereof; provided, however, if Sonoco and the Joint Venture cannot mutually agree, with such agreement not to be unreasonably withheld, whether the facts or circumstances which give rise to a Loss under this Section 7.1(c)(2) occurred prior to, or on or after the date hereof, then Sonoco shall be responsible for any such Loss.

        (d) Each Party agrees that the remedies provided in this Section 7.1, and the enforcement thereof in accordance with Article 9 (including the right to seek equitable relief pursuant to Section 9.2), shall constitute the sole and exclusive remedies for recovery against another Party for breaches of any of the representations, warranties, covenants and agreements in this Agreement and in any other Operative Agreement that expressly provides that the remedies provided for in this Section 7.1 shall constitute the sole and exclusive remedies for the recovery by one party to any such Operative Agreement against another party to such Operative Agreement for a breach of any representation, warranty, covenant or agreement contained in such Operative Agreement (the "Specified Operative Agreements"), except for other remedies as are expressly provided for in this Agreement or in any other Specified Operative Agreement. None of the Parties shall in any event be liable for any consequential, special, exemplary, punitive, incidental or indirect damages, including loss of profit or goodwill; provided, however, that this Section 7.1(d) shall not limit the liability of a Party for fraud or any willful misconduct; and provided further that this Section 7.1(d) shall not affect the calculation of the amount of any Loss (and the corresponding indemnification rights with respect thereto) of a Protected Party arising from a claim made by a third party against such Protected Party. No Protected Party shall be compensated more than once for the same Loss.

        (e) The representations and warranties contained herein shall not be extinguished on the date hereof, but shall survive for a period of two years following the date hereof. The covenants and agreements contained herein shall not be extinguished on the date hereof, but shall survive for the period of the applicable statute of limitations, except to the extent specifically provided herein. The representations, warranties, covenants and agreements contained in the Specified Operative Agreements shall survive for periods after the date hereof to the extent provided in such Specified Operative Agreements. No investigation or other examination by the Parties or their respective representatives shall affect the term of survival of the representations, warranties, covenants and agreements set forth above. The survival of the representations, warranties, covenants and agreements for a specified period as provided above shall mean that no Party may commence a claim for breach of any such representation, warranty, covenant or agreement after such period.

        (f)     No Party shall make any claim for indemnification under this
Section 7.1 (other than Section 7.1(c)) in respect of a breach of a representation or warranty contained in Article 6 of this Agreement or in any Specified Operative Agreement unless and until the aggregate Loss or Losses arising out of or resulting from such breaches exceed U.S. $250,000, in which event such Party may claim indemnification for the amount of such Losses that exceeds U.S. $250,000; provided however, that this Section 7.1(f) shall not apply to indemnification in respect of fraud or willful misconduct.

        (g) The Protected Parties shall promptly notify the other Party or Parties that may be required to provide indemnification pursuant to Section 7.1(a), (b) or (c) (the "Indemnifying Parties"), in writing, of any claim thereunder, specifying in reasonable detail the nature of the Loss suffered by the Protected Parties, and, if known, the amount, or an estimate of the amount, of the Loss arising therefrom, provided that failure of the Protected Parties to give the Indemnifying Parties prompt notice as provided herein shall not relieve the Indemnifying Parties of any of their obligations hereunder, except to the extent any of the Indemnifying Parties are prejudiced by such failure. The Protected Parties shall provide to the Indemnifying Parties as promptly as practicable thereafter information and documentation reasonably requested by the Indemnifying Parties to support and verify the claim asserted, unless the Protected Parties have been advised by counsel that it is reasonably likely that a loss of privilege will occur with respect to such information and documentation.

        (h)     If a Party has made a claim against another Party under this
Section 7.1 with respect to a Loss suffered by a Protected Party which arises out of the claim of any third party, or if there is any claim against a third party available by virtue of the circumstances of such a Loss, the Indemnifying Parties may assume the defense or the prosecution thereof by written notice to the Protected Parties, including the employment of counsel or accountants, at the Indemnifying Parties' cost and expense. The Protected Parties shall have the right to employ counsel separate from counsel employed by the Indemnifying Parties in any such action and to participate therein, but the fees and expenses of such counsel employed by the Protected Parties shall be at their expense unless counsel for the Protected Parties shall have advised that it is reasonably likely that any Protected Party may raise a defense or claim that is inconsistent with any defense or claim available to an Indemnifying Party, in which case such fees and expenses shall be borne by the Indemnifying Party; provided, however, that the Indemnifying Party shall be required to bear such fees and expenses only if such defense or claim of the Protected Party has a reasonable likelihood of success. The Indemnifying Parties shall not be liable for any settlement of any such claim effected without their prior written consent, which shall not be unreasonably withheld; provided that if the Indemnifying Parties do not assume the defense or prosecution of a claim within thirty (30) days of notice thereof, the Protected Parties may settle such claim without the consent of the Indemnifying Parties. The Indemnifying Parties shall not agree to a settlement of or settle any claim which provides for any relief other than the payment of monetary damages or which would have an adverse effect on any such Protected Party and its Subsidiaries taken as a whole (if applicable) without the prior written consent of such Protected Party. Whether or not the Indemnifying Parties choose to so defend or prosecute such claim, all the Parties shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith except to the extent that any such Parties have been advised by counsel that it is reasonably likely that a loss of privilege will occur with respect to such information, documentation and testimony. The Indemnifying Parties shall be subrogated to all rights and remedies of the Protected Parties in respect of a Loss suffered by the Protected Parties, but only to the extent the Indemnifying Parties have discharged in full any obligations they may have with respect to such Loss pursuant to this Section 7.1.

        Section 7.2 Claims on Behalf of the Company. Sonoco and Sonoco Partitions shall have the sole and exclusive right to act on behalf of the Company (i) with respect to any claim by the Company against any of Rock-Tenn or Rock-Tenn Partition arising from a breach by Rock-Tenn or

Rock-Tenn Partition of any representation, warranty, covenant or agreement included in this Agreement or any other Operative Agreement and (ii) with respect to any discussions between the Company and Rock-Tenn or Rock-Tenn Partition in respect of any dispute between the Company and Rock-Tenn or Rock-Tenn Partition or in respect of any other matter which under the terms hereof or of any other Operative Agreement requires the agreement of the Company and Rock-Tenn or Rock-Tenn Partition. Rock-Tenn and Rock-Tenn Partition shall have the sole and exclusive right to act on behalf of the Company (x) with respect to any claim by the Company against Sonoco or Sonoco Partitions arising from a breach by Sonoco or Sonoco Partitions of any representation, warranty, covenant or agreement included in this Agreement or any other Operative Agreement and (y) with respect to any discussions between the Company and Sonoco or Sonoco Partitions in respect of any dispute between the Company and Sonoco or Sonoco Partitions or in respect of any other matter which under the terms hereof or of any other Operative Agreement requires the agreement of the Company and Sonoco or Sonoco Partitions. Such power shall include, in each case, the sole right, at the expense of the Company, to initiate, prosecute and settle any such claim, and such actions will not require approval of the Managing Board of the Company. Each of the Parties agrees to vote their Venture Interests in the Company and take such other actions as may be necessary to give effect to this Section 7.2. All such claims will be brought in accordance with Section 7.1 and Article 9.

        Section 7.3     Covenants Regarding Ownership of Subs.

        (a) Rock-Tenn agrees that it shall at all times in the aggregate own directly or indirectly through Wholly Owned Subsidiaries 100% of the economic interests in and voting power of Rock-Tenn Partition and any other Wholly Owned Subsidiary of Rock-Tenn holding any Venture Interest in the Joint Venture.

        (b) Sonoco agrees that it shall at all times in the aggregate own directly or indirectly through its Wholly Owned Subsidiaries 100% of the economic interests and voting power of Sonoco Partitions and any other Wholly Owned Subsidiary of Sonoco holding any Venture Interest in the Joint Venture.

        Section 7.4     Parent Guarantees.

        (a) Rock-Tenn hereby unconditionally, absolutely and irrevocably guarantees to Sonoco and Sonoco Partitions and their successors and assigns the full and prompt payment and performance of any and all obligations of Rock-Tenn Partition and any other Wholly Owned Subsidiary of Rock-Tenn holding any Venture Interest in the Joint Venture under this Agreement and all other Operative Agreements.

        (b) Sonoco hereby unconditionally, absolutely and irrevocably guarantees to Rock-Tenn and Rock-Tenn Partition and their successors and assigns the full and prompt payment and performance of any and all obligations of Sonoco Partitions and any other Wholly Owned Subsidiary of Sonoco holding any Venture Interest in the Joint Venture under this Agreement and all other Operative Agreements.

        Section 7.5     Confidentiality.

        (a) Except as provided in this Section 7.5, each Party agrees that from and after the date hereof:

                (i) all confidential or proprietary information communicated, whether before, on or after the date of this Agreement, to it or any of its Affiliates or their respective officers, directors, employees, agents, representatives or professional advisors (collectively, the "Representatives") or the Joint Venture or any of its Affiliates or their respective Representatives in connection with, or as a result of, the Joint Venture, this Agreement, any of the other Operative Agreements or the Transactions contemplated thereby or otherwise received by such Party or any of its Representatives or the Joint Venture or any of its Representatives in connection with, or as a result of, the Joint Venture or the operation of the Venture Business, shall be held in confidence to the same extent as such Party holds its own confidential and proprietary information; provided that such Party shall not use, and shall cause the Joint Venture not to use, less than a reasonable standard of care in maintaining the confidentiality of such information;

                (ii) such Party will not, and such Party will cause each of its Representatives and the Joint Venture and each of its Representatives not to, disclose such confidential or proprietary information to any third party; and

                (iii) such Party will, and such Party will cause each of its Representatives and the Joint Venture and each of its Representatives, to use such confidential and proprietary information only to implement the provisions of, and exercise its rights under, this Agreement and the other Operative Agreements or in connection with the operation of the Joint Venture or the Venture Business and for no other purpose.


        (b) A Party may disclose confidential or proprietary information of the other Party or the Joint Venture to its Representatives who need to know such information to perform their functions in connection with the implementation of the provisions of, or the exercise of rights under, this Agreement or any of the other Operative Agreements or in connection with the operation of the Joint Venture or the Venture Business; provided that before disclosing any such confidential or proprietary information to any Representative, such Party shall notify such Representative of such Party's obligation to comply with this Agreement. Any Party so disclosing confidential or proprietary information of the other Party or the Joint Venture shall be responsible for any breach of this Section 7.5 by any of its Representatives and such Party agrees, at its sole expense, to use its reasonable efforts (including court proceedings) to restrain its Representatives from any prohibited or unauthorized disclosure or use of any such confidential or proprietary information. Each Party shall notify the other Party as soon as possible if it has knowledge of a material breach of this Section 7.5.

        (c) No confidential or proprietary information of a Party or the Joint Venture shall be reproduced by the other Party in any form except to the extent reasonably necessary in connection with the implementation of the provisions of, or the exercise of rights under, this Agreement or any other Operative Agreement or in connection with the operation of the Joint Venture or the Venture Business.

        (d) This Section 7.5 shall not apply to any confidential or proprietary information of a Party or the Joint Venture which the receiving Party can establish to have:

                (i) been disclosed by the receiving Party with the prior written consent of the other Party or the Joint Venture, respectively;

                (ii) become generally available to the public other than as a result of disclosure by the receiving Party or any of its Representatives;

                (iii) been independently developed by the receiving Party or any of its Representatives who have not had knowledge of such confidential or proprietary information;

                (iv) been rightfully obtained by the receiving Party or any of its Representatives from a third party (other than the other Party or any of its Representatives or the Joint Venture) without knowledge or reason to know that such third party is obligated to protect its confidentiality; or

                (v) been obligated to be produced or disclosed by Applicable Law or any Governmental Authority; provided that such production or disclosure shall have been made in accordance with Sections 7.5(g) and (h).

        (e) A Party may disclose confidential or proprietary information of the other Party or the Joint Venture as may be reasonably necessary for such Party to implement the provisions of, or exercise its rights under, this Agreement and the other Operative Agreements or to otherwise further the Venture Business or the purposes of the Joint Venture; provided that such disclosures may only be made under this Section 7.5(e) if such disclosing Party notifies the Person to which it is making such disclosure that the information being disclosed is confidential or proprietary information.

        (f) In addition to the other requirements provided in this Section 7.5, each Party agrees that it will comply and that it will cause its Representatives and the Joint Venture and its Representatives to comply with all obligations relating to the protection, use and/or nondisclosure of confidential or proprietary information which are contained in the License Agreements.

        (g) Except as set forth in Section 7.5(h), if a Party is requested by any Governmental Authority or required by Applicable Law to disclose any confidential or proprietary information of the other Party or the Joint Venture, such Party will provide the other Party or the Joint Venture, respectively, with written notice of such request or requirement as soon as possible and prior to such disclosure. Such other Party or the Joint Venture may then either seek appropriate protective relief from all or part of such request or requirement or waive the disclosing Party's compliance with this Agreement with respect to all or part of such request or requirement. Each Party agrees that it shall use all commercially reasonable efforts to cooperate with the other Party or the Joint Venture in attempting to obtain any protective order which such Party or the Joint Venture chooses to seek pursuant to this Section 7.5(g). In absence of such relief, if, in the opinion of counsel for the disclosing Party, such disclosing Party is legally compelled to disclose any confidential or proprietary information of the other Party or the Joint Venture, then such disclosing Party may disclose only that portion of such confidential or proprietary information which its counsel advises in writing that such disclosing Party is compelled to disclose; provided that the disclosing Party shall exercise all commercially reasonable efforts to preserve the confidentiality of such confidential or proprietary information, including cooperating with the other Party or the Joint Venture, respectively, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to such confidential or proprietary information.

        (h) If a Party reasonably deems it necessary to disclose any confidential or proprietary information of the other Party or the Joint Venture in order to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any rules or regulations promulgated thereunder, or the rules of the New York Stock Exchange or any other applicable stock exchange (the "Securities Laws"), such Party shall provide the other Party or the Joint Venture, respectively, with written notice of such proposed disclosure as soon as possible and disclose such confidential or proprietary information only after receipt of (x) such other Party's or the Joint Venture's respective written consent to disclose confidential or proprietary information or (y) receipt of a written opinion of counsel for such Party that such Party is legally compelled to disclose such confidential or proprietary information under the Securities Laws, and then only that portion of such confidential or proprietary information which counsel advises in writing that such Party is compelled to disclose.

        (i) Each Party may disclose confidential or proprietary information of the Joint Venture to industry investment analysts, shareholders of either party or potential investors in the ordinary course of business of such Party.

         Section 7.6 Transfer of Venture Interests. Except as provided herein or in the Operating Agreement, no Party shall Transfer its Venture Interest in whole or in part, directly or indirectly, and any purported Transfer of all or any part of a Party's Venture Interest shall be void and of no effect against the Joint Venture, the other Party, any creditor of the Joint Venture or any person claiming against the Joint Venture, unless such Transfer is made in accordance with the terms of this Agreement and the Operating Agreement.

        Section 7.7 Effect of Applicable Law. If any provision contained in any Operative Agreement is inconsistent with, or prohibited by, Applicable Laws, each of the Parties agrees to take all reasonable steps necessary to modify such provision in a manner which is as similar as possible in terms and effect as the original provision and which preserves substantially the intended purpose of the original provision, but which is not inconsistent with, or prohibited by, such Applicable Laws.


                                  ARTICLE 8.

                                BUY-OUT RIGHTS

        Section 8.1 Buy-Out Rights. The following shall be "Buy-Out Events" with respect to the Joint Venture:

        (a) a Party shall have exercised its right to terminate the term of the Joint Venture pursuant to Section 2.5 (in which case such Party shall deliver a written notice (a "Buy-Out Notice") in accordance with Section 8.2);

        (b) a Material Default has occurred (in which case the non-defaulting Party may deliver a Buy-Out Notice in accordance with Section 8.2);

        (c) the Bankruptcy of a Party (in which case the non-bankrupt Party may deliver a Buy-Out Notice in accordance with Section 8.2);

        (d) a Change of Control shall occur with respect to Rock-Tenn or Sonoco (in which case such Party shall deliver a Buy-Out Notice in accordance with Section 8.2); and

        (e) written mutual consent of all of the Parties (in which case any Party may deliver a Buy-Out Notice in accordance with Section 8.2).

        Section 8.2     Buy-Out Notice.

        (a) If a Buy-Out Event occurs under Sections 8.1(a) or (d), the Party delivering a Buy-Out Notice pursuant to Sections 8.1(a) or (d) shall give such Buy-Out Notice to the other Party and to the Managing Board within thirty
(30) days after (i) an election to terminate the Joint Venture in the case of a Buy-Out Notice delivered pursuant to Section 8.1(a) or (ii) the date of the Change of Control with respect to such Party in the case of a Buy-Out Notice delivered pursuant to Section 8.1(d).

        (b) If a Buy-Out Event occurs under Sections 8.1(b), (c) or (e), the Party which is entitled to deliver a Buy-Out Notice pursuant to Sections 8.1(b), (c) or (e) may give such Buy-Out Notice to the other Party and to the Managing Board (i) within thirty (30) days after the Parties execute a mutual consent to terminate the Joint Venture in the case of a Buy-Out Notice delivered pursuant to Section 8.1(e), and (ii) within one hundred eighty (180) days following the date upon which such Party becomes aware of the occurrence of any Buy-Out Event under Sections 8.1(b) or (c).

         Section 8.3    Buy-Out Upon Default, Etc.

         (a) In the case of a Buy-Out Event under Section 8.1(b) resulting from a Material Default by Sonoco, Sonoco Partitions or any other Wholly Owned Subsidiary of Sonoco holding any Venture Interest (each a "Sonoco Party"), or under Section 8.1(c) resulting from a Bankruptcy of a Sonoco Party, Rock-Tenn and Rock-Tenn Partition shall have the option to purchase all, but not less than all, of the Venture Interests of the Sonoco Parties. In order to determine the option price, the Parties shall cause the Appraised Value of the Venture Interests of the Sonoco Parties to be determined pursuant to Section 8.6. If Rock-Tenn and Rock-Tenn Partition elect to exercise their option to purchase the Venture Interests of the Sonoco Parties, Rock-Tenn and Rock-Tenn Partition shall deliver written notice of such exercise to the Sonoco Parties within ninety (90) days following receipt of the Value Opinion (as defined in Section 8.6). Such written notice shall constitute an offer by Rock-Tenn and Rock-Tenn Partition to purchase the Venture Interests of the Sonoco Parties at the price set forth below in this Section 8.3(a), and the Sonoco Parties hereby accept any such offer by Rock-Tenn and Rock-Tenn Partition. If Rock-Tenn and Rock-Tenn Partition fail to deliver such written notice of such exercise within said 90-day period, they will be deemed to have elected not to purchase the Venture Interests of the Sonoco Parties. In the event that Rock-Tenn and Rock-Tenn Partition purchase the Venture Interests of the Sonoco Parties pursuant to this
Section 8.3(a), the purchase price for the Venture Interests shall be an amount payable in cash equal to 100% of the Appraised Value of such Venture Interests.

         (b) In the case of a Buy-Out Event under Section 8.1(b) resulting from a Material Default by Rock-Tenn, Rock-Tenn Partition or any other Wholly Owned Subsidiary of Rock-Tenn holding any Venture Interest (each a "Rock-Tenn Party"), or under Section 8.1(c) resulting from the Bankruptcy of a Rock-Tenn Party, Sonoco and Sonoco Partitions shall have the option to purchase all, but not less than all, of the Venture Interests of the Rock-Tenn Parties. In order to determine the option price, the Parties shall cause the Appraised Value of the Venture Interests of the Rock-Tenn Parties to be determined pursuant to
Section 8.6. If Sonoco and Sonoco Partitions elect to exercise their option to purchase the Venture Interests of the Rock-Tenn Parties, Sonoco and Sonoco Partitions shall deliver written notice of such exercise to the Rock-Tenn Parties within ninety (90) days following receipt of the Value Opinion. Such written notice shall constitute an offer by Sonoco and Sonoco Partitions to purchase the Venture Interests of the Rock-Tenn Parties at the price set forth below in this Section 8.3(b), and the Rock-Tenn Parties hereby accept any such offer by Sonoco and Sonoco Partitions. If Sonoco and Sonoco Partitions fail to deliver such written notice of such exercise within said 90-day period, they will be deemed to have elected not to purchase the Venture Interests of the Rock-Tenn Parties. In the event that Sonoco and Sonoco Partitions purchase the Venture Interests of the Rock-Tenn Parties pursuant to this Section 8.3(b), the purchase price for the Venture Interests shall be an amount payable in cash equal to 100% of the Appraised Value of such Venture Interests.

        Section 8.4 Buy/Sell Arrangements. In the case of a Buy-Out Event under Section 8.1(a), 8.1(d) or 8.1(e), the Party that delivers the Buy-Out Notice (sometimes in this Article called the "Offeror") shall be deemed to have made to the other Party (sometimes in this Article called the "Offeree") an irrevocable offer to purchase the Venture Interest of the Offeree in the Joint Venture and an irrevocable offer to sell the Venture Interest of the Offeror in the Joint Venture. In the case of a Buy-Out Event under Sections 8.1(a) or (e), the Offeror shall specify in the Buy-Out Notice the purchase price offered to be paid by the Offeror for the Venture Interest of the Offeree. In the case of a Buy-Out Event under Section 8.1(d), the purchase price shall be the Appraised Value of the Joint Venture multiplied by the selling Member's Percentage Interest. The Offeree shall have thirty (30) days from the date of the Buy-Out Notice to accept the Offeror's offer to sell its Venture Interest to the Offeror at the purchase price contained in the Buy-Out Notice or to purchase the Venture Interest of the Offeror at a price equal to the purchase price contained in the Buy-Out Notice multiplied by the Offeror's Percentage Interest divided by the Offeree's Percentage Interest. If the Offeree does not respond to the offer of the Offeror within such thirty (30) day period, the Offeree shall be deemed to have accepted the offer of the Offeror to purchase the Venture Interest of the Offeree.

        Section 8.5 Waiver of Buy-Out Rights. Notwithstanding the foregoing, in the event that a Party fails to give a Buy-Out Notice within the time period set forth in Section 8.2, such Party shall be deemed to have waived its right to terminate with respect to the event or events which gave rise to such right to terminate.

        Section 8.6     Determination of Appraised Value.

        (a) For purposes of this Agreement, the "Appraised Value" of a business or the interest of a Person in a business shall mean the total amount in U.S. Dollars, determined, unless otherwise specified herein, as of the end of the month immediately preceding the date on which the appraisal is made by an investment banking firm selected in accordance with Section 8.6(b), which a willing buyer would pay to a willing seller for such business or interest, determined as a whole (and, in the case of a business, as a going concern) in an arms' length negotiated transaction without undue time constraints. In determining the Appraised Value, no discounts for lack of control or lack of marketability shall be applied.

        (b) The Appraised Value shall be determined by an investment banking firm of international standing, jointly selected by the selling Party and the purchasing Party, that is independent of both Rock-Tenn and Sonoco and their respective Affiliates. If the selling Party and the purchasing Party are unable to mutually agree on an investment banking firm, each shall choose an investment banking firm and the two firms so chosen shall, in good faith, select a third investment banking firm of international standing that is independent of both Rock-Tenn and Sonoco and their respective Affiliates. The three firms so appointed shall jointly determine the Appraised Value, provided that if such firms are unable to agree upon the Appraised Value, each firm shall individually propose an Appraised Value, and the Appraised Value shall be deemed to be the average of the two proposed values which are closest together. If either the selling Party or the purchasing

Party fails to select an investment banking firm within ten (10) Business Days of receipt of a notice specifying such failure from such other Party, such other party may select in its sole discretion an investment banking firm that is independent of both Rock-Tenn and Sonoco and their respective Affiliates to determine the Appraised Value, which determination shall be final and binding on the parties. The Parties shall instruct each investment banking firm so retained to deliver a written opinion (the "Value Opinion") as to the Appraised Value to such parties within sixty (60) days following the selection of such firm. The cost of determining the Appraised Value, including the fees and expenses of such investment banking firms, shall, unless otherwise agreed by the Parties, be borne equally by the selling Party and the purchasing Party; provided that if the Appraised Value of the Joint Venture is being determined because of a Material Default, then the Party which committed such Material Default shall be responsible for all of the costs of determining such Appraised Value, including the fees and expenses of such investment banking firms. For purposes of this Agreement, an investment banking firm shall be deemed to be "independent" if (i) such firm is not an Affiliate of Rock-Tenn or Sonoco and
(ii) such firm has not derived any of its revenues within the five (5) years prior to the selection of such investment banking firm from Rock-Tenn, Sonoco or any of their respective Affiliates and at the time of the selection of such investment banking firm it has no active engagement with Rock-Tenn, Sonoco or any of their respective Affiliates. Rock-Tenn and Sonoco agree that they will, and will cause each of their respective Affiliates to, disclose all relationships and engagements and other relevant information about investment banking firms under consideration by the Parties and cooperate with each other in all other respects in the selection of an investment banking firm pursuant to this Section 8.6.

        Section 8.7 Parties. For purposes of this Article 8, "Party" shall mean Rock-Tenn and Rock-Tenn Partition on the one hand, and Sonoco and Sonoco Partitions on the other hand.


                                  ARTICLE 9.

                              DISPUTE RESOLUTION

        Section 9.1 Dispute Resolution. Each Party to this Agreement irrevocably consents and agrees that any legal action, suit or proceeding by it against any of the other Parties with respect to its rights, obligations or liabilities under or arising out of or in connection with this Agreement shall be brought by such Party only in the United States District Court for the District of Delaware or, in the event (but only in the event) such court does not have subject matter jurisdiction over such action, suit or proceeding, in the courts of the State of Delaware sitting in the City of Wilmington, and each Party to this Agreement hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, with respect to any such action, suit or proceeding (including, without limitation, claims for interim relief, counterclaims, actions with multiple defendants and actions in which such party is implied). Each party hereto irrevocably and unconditionally waives any right that it may have to a jury trial in any legal action, suite or proceeding with respect to, or arising out of or in connection with this Agreement. Each of the Parties hereby irrevocably designates National Registered Agents, Inc. (in such capacity, the "Process Agent"), with an office at 9 East Loockerman Street, Kent County, Dover, Delaware 19901, as its designee, appointee and agent to receive, for and on its behalf service of process in such jurisdiction in any legal action or proceedings with respect to this Agreement, and such service shall be deemed complete upon delivery thereof to the Process Agent, provided that in the case of any such service upon the Process Agent, the Party effecting such service shall also deliver a copy thereof to the other Parties in the manner provided in Section 11.1. The Parties shall take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that the Parties will at all time have an agent for service of process for the above purposes in Delaware. In the event of the transfer of all or substantially all of the assets and business of the process agent to any other corporation by consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for the process agent with the same effect as if named herein in place of National Registered Agents, Inc. Each of the Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered airmail, postage prepaid, to such Party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by Applicable Law. Each of the Parties expressly acknowledges that the foregoing waiver is intended to be irrevocable under the laws of the State of Delaware and of the United States of America.

        Section 9.2 Equitable Relief. Each Party hereto agrees that money damages would not be a sufficient remedy for the other Parties hereto for any breach of this Agreement by it, and that in addition to all other remedies the other Parties hereto may have, they shall be entitled to specific performance and to injunctive or other equitable relief as a remedy for any such breach. Each Party hereto agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.


                                 ARTICLE 10.

                         POST-TERMINATION PROVISIONS

        Section 10.1 Consequences of Termination. Upon the termination of the Joint Venture in accordance with this Agreement and the Operating Agreement, this Agreement and the other Operative Agreements shall forthwith cease to have effect as between the Parties, except to the extent that any such Operative Agreement shall expressly provide otherwise, and all further obligations of the Parties to each other and to the Joint Venture shall terminate under this Agreement and the other Operative Agreements without further liability, except that:

        (a) such termination shall not constitute a waiver of any rights that any Party may have by reason of a breach of this Agreement or any other Operative Agreement, subject to any limitations thereon in this Agreement or the other Operative Agreements; and

        (b) the provisions of this Article 10, Sections 1.3, 7.5 and 7.7, and Articles 4, 9 and 11 of this Agreement shall continue in full force and effect.

                                 ARTICLE 11.

                                MISCELLANEOUS

        Section 11.1 Notices. Except as expressly provided herein, notices and other communications provided for herein shall be in writing and shall be delivered by hand or courier service, mailed or sent by telex, graphic scanning or other telegraphic communications equipment of the sending Party, as follows:

                 Rock-Tenn:                    Rock-Tenn Company
                                               504 Thrasher Street
                                               Norcross, Georgia  30071
                                               Attn:  Chief Financial Officer
                                               Tel:  770-368-7676
                                               Fax:  770-263-3582

                 with a copy to:               Rock-Tenn Company
                                               504 Thrasher Street
                                               Norcross, Georgia  30071
                                               Attn:  General Counsel
                                               Tel:  770-263-4456
                                               Fax:  770-248-4402

                 Rock-Tenn Partition:          Rock-Tenn Partition Company
                                               504 Thrasher Street
                                               Norcross, Georgia  30071
                                               Attn:  Chief Financial Officer
                                               Tel:  770-368-7676
                                               Fax:  770-263-3582

                 with a copy to:               Rock-Tenn Partition Company
                                               504 Thrasher Street
                                               Norcross, Georgia  30071
                                               Attn:  General Counsel
                                               Tel:  770-263-4456
                                               Fax:  770-248-4402

                 Sonoco:                       Sonoco Products Company
                                               One North Second Street
                                               Hartsville, South Carolina  29550
                                               Attn: President
                                               Tel:  803-383-7000
                                               Fax:  803-383-7478

                 with a copy to:               Sinkler & Boyd, P.A.
                                               1426 Main Street, Suite 1200
                                               Columbia, South Carolina 29201
                                               Attn: William C. Boyd, Esquire
                                               Tel:  803-779-3080
                                               Fax:  803-540-7878

                 Sonoco Partitions:            One North Second Street
                                               Hartsville, South Carolina  29550
                                               Attn: President
                                               Tel:  803-383-7000
                                               Fax:  803-383-7478

                 with a copy to:               Sinkler & Boyd, P.A.
                                               1426 Main Street, Suite 1200
                                               Columbia, South Carolina 29201
                                               Attn: William C. Boyd, Esquire
                                               Tel:  803-779-3080
                                               Fax:  803-540-7878

or to such other address or attention of such other Person as such Party shall advise the other Parties in writing. All notices and other communications given to the Parties hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Communications sent by telex, graphic scanning or other telegraphic communications equipment shall be deemed to have been received when confirmation of their delivery is received by the sender.

        Section 11.2 Applicable Law. The validity, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

        Section 11.3 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, the Parties agree that such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the Parties, the Parties will negotiate in good faith to amend this

Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

        Section 11.4 Amendments. This Agreement may be modified only by a written amendment signed by all of the Parties.

        Section 11.5 Waiver. The waiver by a Party of any instance of any other Party's noncompliance with any obligation or responsibility herein shall be in writing and signed by the waiving Party and shall not be deemed a waiver of other instances of such other Party's noncompliance.

        Section 11.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts shall have been signed by each Party and delivered to the other Parties.

        Section 11.7 Entire Agreement. The provisions of this Agreement set forth the entire agreement and understanding among the Parties as to the subject matter hereof and supersede all prior agreements, oral or written, and all other prior communications between the Parties relating to the subject matter hereof, other than those written agreements executed and delivered contemporaneously herewith.

        Section 11.8    No Assignment.

        (a) Except as specifically provided herein and except in connection with a Transfer of a Venture Interest pursuant to Article 10 of the Operating Agreement, no Party shall, directly or indirectly, assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Parties.

        (b)     Any attempted assignment of this Agreement in violation of this
Section 11.8 shall be void and of no effect.

        (c) This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

        Section 11.9 Expenses. Except as otherwise provided in this Agreement, all costs and expenses (including the fees and expenses of any attorneys, accountants, investment bankers, brokers, finders or other intermediaries) incurred in connection with this Agreement and the other Operative Agreements and the consummation of the Transactions contemplated by
Article 5 to be consummated on the date hereof shall be paid by the Party incurring such cost or expense.

        Section 11.10 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall give or be construed to give to any Person, other than the Parties and such assigns, any legal or equitable rights hereunder.

        Section 11.11 Publicity. No Party will issue any press release or make any other public announcement relating to the existence of this Agreement or the Transactions contemplated hereby, except that a Party may make any disclosure required to be made under Applicable Law or the rules of the New York Stock Exchange or any other applicable stock exchange if such Party determines in good faith that it is necessary to do so and gives prior notice to the other Parties.

        Section 11.12 Construction. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any of the Parties.

        Section 11.13 Disclaimer of Agency. Except for provisions herein expressly authorizing one Party to act for another, this Agreement shall not constitute any Party as a legal representative or agent of any other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, expressed or implied, against or in the name or on behalf of any other Party or any of its Subsidiaries or the Joint Venture unless otherwise expressly permitted by such Party.

        Section 11.14 Fiduciary Duties. Subject to Applicable Law, no Party or any of its Subsidiaries nor any officer, director, employee or former employee of any Party or its Subsidiary shall have any obligation, or be liable, to any Party or the Joint Venture for exercising any of the rights of such Party or such Subsidiary under this Agreement or any other Operative Agreement to which it is or will be a party, for exercising or failing to exercise its rights as a member of the Company or for breach of any fiduciary or other similar duty to any Party or the Joint Venture by reason of such conduct, other than a breach of any Operative Agreement.

         IN WITNESS WHEREOF, Rock-Tenn, Rock-Tenn Partition, Sonoco and Sonoco Partitions have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                                           ROCK-TENN COMPANY


                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------




                                           ROCK-TENN PARTITION COMPANY


                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------




                                           SONOCO PRODUCTS COMPANY


                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------




                                           SONOCO PARTITIONS, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

                                                                       EXHIBIT A

                           Opinion of King & Spalding

         King & Spalding shall deliver to Sonoco and Sonoco Partitions their legal opinion under the laws of the State of Georgia and the United States of America to the following effect, based upon and subject to reasonable and customary assumptions and qualifications:

         1. Each of Rock-Tenn and Rock-Tenn Partition is a corporation validly existing and in good standing under the laws of the State of Georgia, and has full corporate power and authority to execute and deliver each of the Operative Agreements to which it is a party and to perform its obligations thereunder and to consummate the transactions contemplated thereby.

         2. The execution and delivery of each of the Operative Agreements to which Rock-Tenn and Rock-Tenn Partition is a party and of all of the other documents and instruments required thereby and the performance by Rock-Tenn and Rock-Tenn Partition of their respective obligations thereunder, have been duly and validly authorized by the respective Boards of Directors of Rock-Tenn and Rock-Tenn Partition, no other corporate action on the part of Rock-Tenn and Rock-Tenn Partition being necessary.

         3. Each of the Operative Agreements to which Rock-Tenn or Rock-Tenn Partition is party has been duly and validly executed and delivered by Rock-Tenn or Rock-Tenn Partition and constitutes the valid and binding obligation of Rock-Tenn or Rock-Tenn Partition, enforceable against Rock-Tenn or Rock-Tenn Partition in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles, whether considered at law or in equity.

         4. The execution and delivery by Rock-Tenn and Rock-Tenn Partition of the Operative Agreements do not, and the performance by Rock-Tenn and Rock-Tenn Partition of their respective obligations under the Operative Agreements and the consummation of the transactions contemplated thereby will not:

                 (i) conflict with or result in a violation or breach of the articles of incorporation and bylaws of Rock-Tenn or Rock-Tenn Partition; or

                 (ii) conflict with or result in a violation or breach of any law of the State of Georgia or the United States of America applicable to Rock-Tenn or Rock-Tenn Partition.

         5. No further consent, approval or action of, filing with or notice to any Governmental Authority of the United States of America or the State of Georgia is required on the part of Rock-Tenn or Rock-Tenn Partition in connection with the execution, delivery and performance of each of the Operative Agreements to which Rock-Tenn or Rock-Tenn Partition is a party or the consummation of the transactions consummated thereby.

         6. To our knowledge, there are no Proceedings pending or threatened against, relating to or affecting Rock-Tenn or Rock-Tenn Partition or any of their respective assets or properties which (i) could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by the Operative Agreements, or (ii) could individually or in the aggregate have a Material Adverse Effect on the business or condition of Rock-Tenn or Rock-Tenn Partition.

                                                                       EXHIBIT B

                           Opinion of Sinkler & Boyd

         Sinkler & Boyd shall deliver to Rock-Tenn and Rock-Tenn Partition their legal opinion under the laws of the State of South Carolina and the United States of America to the following effect, based upon and subject to reasonable and customary assumptions and qualifications:

         1. Each of Sonoco and Sonoco Partitions is a corporation validly existing and in good standing under the laws of the State of South Carolina, and has full corporate power and authority to execute and deliver each of the Operative Agreements to which it is a party and to perform its obligations thereunder and to consummate the transactions contemplated thereby.

         2. The execution and delivery of each of the Operative Agreements to which Sonoco or Sonoco Partitions is a party and of all of the other documents and instruments required thereby and the performance by Sonoco and Sonoco Partitions of their respective obligations thereunder, have been duly and validly authorized by the respective Boards of Directors of Sonoco and Sonoco Partitions, no other corporate action on the part of Sonoco and Sonoco Partition being necessary.

         3. Each of the Operative Agreements to which Sonoco or Sonoco Partitions is party has been duly and validly executed and delivered by Sonoco and Sonoco Partitions and constitutes the valid and binding obligation of Sonoco and Sonoco Partitions, enforceable against Sonoco and Sonoco Partition in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles, whether considered at law or in equity.

         4. The execution and delivery by Sonoco and Sonoco Partitions of the Operative Agreements do not, and the performance by Sonoco and Sonoco Partitions of their respective obligations under the Operative Agreements and the consummation of the transactions contemplated thereby will not:

                 (i) conflict with or result in a violation or breach of the articles of incorporation and bylaws of Sonoco or Sonoco Partitions; or

                 (ii) conflict with or result in a violation or breach of any law of the State of South Carolina or the United States of America applicable to Sonoco or Sonoco Partitions.

         5. No further consent, approval or action of, filing with or notice to any Governmental Authority of the United States of America or the State of South Carolina is required on the part of Sonoco or Sonoco Partitions in connection with the execution, delivery and performance of each of the Operative Agreements to which Sonoco or Sonoco Partitions is a party or the consummation of the transactions consummated thereby.

         6. To our knowledge, there are no Proceedings pending or threatened against, relating to or affecting Sonoco or Sonoco Partitions or any of their respective assets or properties which (i) could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by the Operative Agreements, or (ii) could individually or in the aggregate have a Material Adverse Effect on the business or condition of Sonoco or Sonoco Partitions.